UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2017, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of $700.0 million principal amount of EPO’s 4.875% Junior Subordinated Notes D due 2077 (the “Non-Call 5 Notes”) and $1.0 billion principal amount of EPO’s 5.250% Junior Subordinated Notes E due 2077 (the “Non-Call 10 Notes” and, together with the Non-Call 5 Notes, the “Notes”). The Notes are unconditionally guaranteed on a junior subordinated basis by the Partnership (the “Guarantee” and, together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-211317 and 333-211317-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated August 7, 2017, relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) on August 8, 2017, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 12, 2016, the “Prospectus”).

The Securities were issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (the “Original Indenture”), as amended and supplemented by (i) the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer (the “Tenth Supplemental Indenture”), and (ii) the Twenty-Ninth Supplemental Indenture, dated as of August 16, 2017 (the “Twenty-Ninth Supplemental Indenture”) (the Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture and the Twenty-Ninth Supplemental Indenture, the “Indenture”). The Indenture allows EPO to elect to defer interest payments on the Notes on one or more occasions for up to ten consecutive years subject to certain conditions. Deferred interest payments will accrue additional interest at a rate equal to the interest rate then applicable to such series of Notes, to the extent permitted by applicable law.

During any period in which EPO defers interest payments on the Notes, subject to certain exceptions, (1) EPO and the Partnership will not declare, pay or make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of their respective equity securities and (2) neither EPO nor the Partnership will make, and each will cause their respective majority-owned subsidiaries not to make, any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any of EPO’s or the Partnership’s debt securities (including securities similar to the Notes) that contractually rank equally with or junior to the Notes or the Guarantee, as applicable. The Indenture does not limit the Partnership’s ability to incur additional debt, including debt that ranks senior in priority of payment to or pari passu with the Notes.

The Non-Call 5 Notes will bear interest at a fixed rate of 4.875% per year from August 16, 2017 up to, but not including, August 16, 2022, or an earlier redemption date (the “Non-Call 5 Notes Fixed Rate Period”). The Non-Call 5 Notes will bear interest from, and including, August 16, 2022 up to, but not including, the maturity date or earlier redemption date (the “Non-Call 5 Notes Floating Rate Period”) at a floating rate based on the Three-Month LIBOR Rate (as defined in the Twenty-Ninth Supplemental Indenture) plus 298.6 basis points (2.986%), reset quarterly. The Non-Call 10 Notes will bear interest at a fixed rate of 5.250% per year from August 16, 2017 up to, but not including, August 16, 2027 or an earlier redemption date (the “Non-Call 10 Notes Fixed Rate Period”). The Non-Call 10 Notes will bear interest from, and including, August 16, 2027 up to, but not including, the maturity date or earlier redemption date (the “Non-Call 10 Notes Floating Rate Period”) at a floating rate based on the Three-Month LIBOR Rate plus 303.3 basis points (3.033%), reset quarterly.

Interest on the Non-Call 5 Notes during the Non-Call 5 Notes Fixed Rate Period and interest on the Non-Call 10 Notes during the Non-Call 10 Notes Fixed Rate Period is payable semi-annually in arrears on February 16 and August 16 of each year, commencing February 16, 2018. Interest on the Notes during the Non-Call 5 Notes Floating Rate Period and the Non-Call 10 Notes Floating Rate Period will be payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing November 16, 2022, in the case of the Non-Call 5 Notes, and commencing November 16, 2027, in the case of the Non-Call 10 Notes. The Notes mature on August 16, 2077.

We may redeem the Notes at our option before their maturity (a) in whole or in part, at any time and from time to time on or after August 16, 2022, in the case of the Non-Call 5 Notes, and at any time and from time to time on or after August 16, 2027, in the case of the Non-Call 10 Notes, at 100% of their principal amount, plus any accrued and unpaid interest thereon; (b) in whole, but not in part, before August 16, 2022, in the case of the Non-Call 5 Notes, and before August 16, 2027, in the case of the Non-Call 10 Notes, at 100% of their principal amount, plus any accrued and unpaid interest thereon, if certain changes in tax laws, regulations or interpretations occur; or (c) in whole, but not in part, before August 16, 2022, in the case of the Non-Call 5 Notes, and before August 16, 2027, in the case of the Non-Call 10 Notes, at 102% of their principal amount, plus any accrued and unpaid interest thereon, if a rating agency makes certain changes in the equity credit criteria for securities such as the Notes.

The terms of the Securities and the Indenture are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on August 9, 2017. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; and the Twenty-Ninth Supplemental Indenture, which is filed as Exhibit 4.3 hereto, each of which are incorporated by reference herein.

Item 8.01	Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Ninth Supplemental Indenture, dated as of August 16, 2017, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth Kenyon LLP.

23.1	Consent of Andrews Kurth Kenyon LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: August 16, 2017	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President – Accounting and Risk Control

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Twenty-Ninth Supplemental Indenture, dated as of August 16, 2017, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth Kenyon LLP.

23.1	Consent of Andrews Kurth Kenyon LLP (included in Exhibit 5.1).